SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

                  Check the appropriate box:

/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                  Alliance New York Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rule 14a6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5)  Total fee paid:
--------------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[LOGO]
AllianceBernstein(SM)
Investment Research and Management

                                                           ACM INCOME FUND, INC.
                                           ACM GOVERNMENT OPPORTUNITY FUND, INC.
                                                   ACM MANAGED INCOME FUND, INC.
                                      ACM MUNICIPAL SECURITIES INCOME FUND, INC.
                                            ACM MANAGED DOLLAR INCOME FUND, INC.
                                     ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
                                        ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
                                 ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                                   ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC. ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

--------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
--------------------------------------------------------------------------------

                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                 March 24, 2005

To the Stockholders of ACM Income Fund, Inc. ("ACM I"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V"), ACM Municipal Securities Income Fund, Inc. ("ACM VII"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance World Dollar Government Fund, Inc. ("AWDGF"), Alliance World Dollar Government Fund II, Inc. ("AWDGF II"), Alliance All-Market Advantage Fund, Inc. ("AMA"), Alliance California Municipal Income Fund, Inc. ("ACMIF"), Alliance National Municipal Income Fund, Inc. ("ANMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"):

      Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ACM I, ACM IV, ACM V, ACM VII, ACM VIII, AWDGF, AWDGF II, AMA, ACMIF, ANMIF and ANYMIF, each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on March 24, 2005 at 11:00 a.m. Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 22, 2005:

      1. To elect four Directors of each Fund, each such Director to hold office for a term of either two or three years, as provided herein, and until his successor is duly elected and qualifies; and

      2. To transact such other business as may properly come before the Meeting.

      The Board of Directors of each Fund has fixed the close of business on January 21, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                      By Order of the Boards of Directors,


                                      Mark R. Manley

                                      Secretary

New York, New York
February 22, 2005


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

      Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.
--------------------------------------------------------------------------------

(SM) This is a service mark used under license from the owner.

                                 PROXY STATEMENT

                              ACM INCOME FUND, INC.
                      ACM GOVERNMENT OPPORTUNITY FUND, INC.
                          ACM MANAGED INCOME FUND, INC.
                   ACM MUNICIPAL SECURITIES INCOME FUND, INC.
                      ACM MANAGED DOLLAR INCOME FUND, INC.
                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
                    ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
                 ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                  ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC.
                  ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105

                            -------------------------
                      JOINT ANNUAL MEETING OF STOCKHOLDERS

                                 March 24, 2005
                            -------------------------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of ACM Income Fund, Inc. ("ACM I"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V"), ACM Municipal Securities Income Fund, Inc. ("ACM VII"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance World Dollar Government Fund, Inc. ("AWDGF"), Alliance World Dollar Government Fund II, Inc. ("AWDGF II"), Alliance All-Market Advantage Fund, Inc. ("AMA"), Alliance California Municipal Income Fund, Inc. ("ACMIF"), Alliance National Municipal Income Fund, Inc. ("ANMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"), each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on March 24, 2005 at 11:00 a.m. Eastern Time. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about February 22, 2005.

      The Board of Directors of each Fund has fixed the close of business on January 21, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. The outstanding voting shares of the Funds as of January 21, 2005 consisted of 228,402,531 shares of common stock of ACM I, 12,903,932 shares of common stock of ACM IV, 25,300,262 shares of common stock and 900 shares of Remarketed Preferred Stock, Series A of ACM V, 11,145,261 shares of common stock and 1,200 shares of each of Municipal Income Preferred Shares, Series A, Series B and Series C of ACM VII, 22,707,703 shares of common stock of ACM VIII, 8,897,498 shares of common stock of AWDGF, 67,648,715 shares of common stock of AWDGF II, 3,670,019 shares of common stock of AMA, 8,519,002 shares of common stock and 1,620 shares of each of Auction Preferred Shares, Series M and Series T of ACMIF, 20,471,667 shares of common stock and 1,950 shares of each of Auction Preferred Shares, Series M, Series T, Series W and Series Th of ANMIF and 4,826,667 shares of common stock and 900 shares of each of Auction Preferred Shares, Series M and Series T of ANYMIF, each share being entitled to one vote.

      At the Meeting, the holders of the preferred stock of ACM V and the holders of each series of preferred stock of ACM VII, ACMIF, ANMIF and ANYMIF will have equal voting rights with the holders of the common stock of ACM V, ACM VII, ACMIF, ANMIF and ANYMIF (i.e., one vote per share), respectively, and will vote together with the holders of ACM V, ACM VII, ACMIF, ANMIF and ANYMIF common stock, respectively, as a single class on proposals that may be properly presented at the Meeting applicable to their respective Funds as described below. While the holders of the preferred stock of each of these Funds, voting separately as a class, have the right to elect two Directors of their Fund, however, only Dr. Hester, a preferred stock Director for these Funds, is standing for re-election at the Meeting. Ms. Block, the other preferred stock Director for these Funds, is not standing for re-election at the Meeting because her term does not expire until 2006.

      All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies from the holders of the common stock and, if applicable, preferred stock, will be voted for the election of four Directors of each Fund. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing and delivering to the Secretary another proxy of a later date or by voting in person at the Meeting.

      Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). The shares represented by abstentions will be considered present for purposes of determining the existence of a quorum for the transaction of business. However, with respect to Proposal One, which is a matter to be determined by a plurality of the votes cast, abstentions, not being votes cast, will not have any effect on the election of Directors. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies.

      The Meeting is scheduled as a joint meeting of the stockholders of the Funds because the stockholders of all the Funds are to consider and vote on the election of Directors. Stockholders of each Fund will vote separately on the election of Directors for that Fund and on any other matter that may properly come before the meeting for a Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the election of Directors or any other matter by the stockholders of another Fund.

      A quorum for each Fund for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock, and preferred stock, if any, of the particular Fund. In the event that a quorum is not present at the Meeting for a Fund or, even if a quorum is so present, in the event that sufficient votes in favor of the positions recommended by the Board of Directors on the proposal described in the Proxy Statement with respect to a Fund are not timely received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that Fund, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on any proposal as to which the Meeting is proposed to be adjourned will be voted against adjournment of the Meeting.

      Each Fund has engaged King Mutual Fund Services ("DF King"), 48 Wall Street, New York, New York 10005, to assist in soliciting proxies for the Meeting. DF King will receive a total fee of $9,900 for its services, to be paid by the Funds as follows: ACM I--$900, ACM IV--$900, ACM V--$900, ACM VII--$900, ACM VIII--$900, AWDGF--$900, AWDGF II--$900, AMA--$900, ACMIF--$900, ANMIF--$900
and ANYMIF--$900, plus reimbursement of out-of-pocket expenses.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

      At the Meeting, three Directors of each Fund will be elected to serve for terms of three years and, in each case, until his successor is elected and qualifies. In addition, for each Fund, one Director will be elected to serve for a term of two years. The affirmative vote of a plurality of the votes cast by the stockholders of a Fund is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the three or four individuals, as the case may be, as described below.

      Pursuant to the Funds' respective Charters and Bylaws, the Board of Directors of each Fund has been divided into three classes. With respect to all of the Funds, the terms of Class Two Directors will expire as of the Meeting, the terms of Class Three Directors will expire as of the annual meeting of stockholders to be held in 2006 and the terms of Class One Directors will expire as of the annual meeting of stockholders to be held in 2007. Upon expiration of the terms of the Directors of each class as set forth above, the terms of their successors in that class will continue until the end of their terms and until their successors are duly elected and qualify.

      Under this classified Board structure, only those Directors in a single class may be elected at the annual meeting of stockholders. It would require two years of annual meeting elections to change a majority of the Board of Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances even if they are not then standing for re-election and, under regulations of the Securities and Exchange Commission (the "Commission"), appropriate stockholder proposals may be included in the Funds' annual proxy statements. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's stockholders to change the majority of Directors of the Fund and, thus, have the effect of maintaining the continuity of management.

      On December 31, 2004, Donald J. Robinson resigned as Director of each of the Funds. The Board of Directors of each Fund elected Michael J. Downey as Director of each of the Funds to fill the vacancy created by Mr. Robinson's resignation.

      At the Meeting, three Directors, David H. Dievler, William H. Foulk, Jr. and James M. Hester are standing for re-election in Class Two of ACM I, ACM IV, ACM V, ACM VII, ACMIF, ANMIF and ANYMIF, and three Directors, John H. Dobkin, William H. Foulk, Jr. and James M. Hester are standing for re-election in Class Two of ACM VIII, AWDGF, AWDGF II and AMA. In addition, Mr. Downey is standing for election in Class One of each Fund. Each nominee has consented to serve as a Director. The Boards of Directors know of no reason why any of the nominees for the Boards of Directors will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominees as the Boards of Directors may recommend.

      Certain information concerning the Funds' Directors is set forth below.

                                                                                          Number of
                                                                                        Portfolios in
                                                                                          Alliance-
                                                                                          Bernstein
                             Year                              Principal                     Fund             Other
                            Term as                          Occupation(s)                  Complex        Directorships
      Name, Address       a Director      Years of               During                   Overseen by        Held by
    and Date of Birth     Will Expire     Service*            Past 5 Years                  Director         Director
  ---------------------   -----------   ------------    ------------------------     -------------------   -------------
INTERESTED DIRECTOR**

Marc O. Mayer,            Class Three   Each Fund: 1    Executive Vice President              66               None
1345 Avenue of              (2006)      and 4 months    of Alliance Capital
  the Americas,                                         Management Corporation,
New York, NY 10105                                      the general partner of the
10/2/57                                                 Adviser ("ACMC"), since
                                                        2001; prior thereto, Chief
                                                        Executive Officer of
                                                        Sanford C. Bernstein &
                                                        Co., LLC and its
                                                        predecessor since prior
                                                        to 2000.

DISINTERESTED DIRECTORS

Chairman of the Board

William H. Foulk, Jr.,#,   Class Two    AWDGF: 13       Investment adviser and               113               None
2 Sound View Drive         (2008##)     ACM VIII,       independent consultant. He
Suite 100                               AWDGF II: 12    was formerly Senior
Greenwich, CT                           AMA: 11         Manager of Barrett
06830                                   ACM I, IV, V,   Associates, Inc., a
9/7/32                                  VII: 7          registered investment
                                        ACMIF,          adviser, with which he had
                                        ANMIF and       been associated since prior
                                        ANYMIF: 3       to 2000. He was formerly
                                                        Deputy Comptroller and
                                                        Chief Investment Officer
                                                        of the State of New York
                                                        and, prior thereto, Chief
                                                        Investment Officer of the
                                                        New York Bank for Savings.

--------------------------------------------------------------------------------
*     "Years of Service" refers to the total number of years served as a
      Director.
** Mr. Mayer is an "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Act"), of each Fund due to his position as Executive Vice President of ACMC.
# Member of the Audit Committee and the Governance and Nominating Committee of each Fund.
##    If elected or re-elected, as the case may be, at the Meeting.

                                                                                          Number of
                                                                                        Portfolios in
                                                                                          Alliance-
                                                                                          Bernstein
                             Year                              Principal                     Fund             Other
                            Term as                          Occupation(s)                  Complex        Directorships
      Name, Address       a Director      Years of               During                   Overseen by        Held by
    and Date of Birth     Will Expire     Service*            Past 5 Years                  Director         Director
  ---------------------   -----------   ------------    ------------------------     -------------------   -------------
Ruth Block,#,+           Class Three    ACM I: 18       Formerly Executive Vice               94               None
500 SE Mizner Blvd.,        (2006)      ACM IV,         President and Chief
Boca Raton, FL 33432                    V: 17           Insurance Officer of The
11/7/30                                 AWDGF: 13       Equitable Life Assurance
                                        ACM VIII,       Society of The United
                                        AWDGF II: 12    States; Chairman and Chief
                                        ACM VII,        Executive Officer of Evlico;
                                        AMA: 11         Director of Avon, BP (oil
                                        ACMIF,          and gas), Ecolab, Incorpor-
                                        ANMIF and       ated (specialty chemicals),
                                        ANYMIF: 3       Tandem Financial Group
                                                        and Donaldson, Lufkin &
                                                        Jenrette Securities
                                                        Corporation; former
                                                        Governor at Large, National
                                                        Association of Securities
                                                        Dealers, Inc.

David H. Dievler,#,        Class One    ACM I: 18       Independent consultant.               98               None
P.O. Box 167,             (ACM VIII,    ACM IV, V: 17   Until December 1994 he
Spring Lake, NJ             AWDGF,      AWDGF: 13       was Senior Vice President
07762                      AWDGF II     ACM VIII,       of ACMC responsible for
10/23/29                    and AMA     AWDGF II: 12    mutual fund administration.
                             2007)      ACM VII,        Prior to joining ACMC in
                                        AMA:11          1984, he was Chief Finan-
                           Class Two    ACMIF,          cial Officer of Eberstadt
                          (ACM I, IV,   ANMIF and       Asset Management since
                          V and VII,    ANYMIF: 3       1968. Prior to that, he was
                            ACMIF,                      a Senior Manager at Price
                           ANMIF and                    Waterhouse & Co. Member
                            ANYMIF                      of the American Institute
                            2008##)                     of Certified Public
                                                        Accountants since 1953.

--------------------------------------------------------------------------------
*     "Years of Service" refers to the total number of years served as a
      Director.
+ Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396 at that date. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of the Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.
# Member of the Audit Committee and the Governance and Nominating Committee of each Fund.
##    If elected or re-elected, as the case may be, at the Meeting.

                                                                                          Number of
                                                                                        Portfolios in
                                                                                          Alliance-
                                                                                          Bernstein
                             Year                              Principal                     Fund             Other
                            Term as                          Occupation(s)                  Complex        Directorships
      Name, Address       a Director      Years of               During                   Overseen by        Held by
    and Date of Birth     Will Expire     Service*            Past 5 Years                  Director         Director
  ---------------------   -----------   ------------    ------------------------     -------------------   -------------
John H. Dobkin,#,          Class One    ACM I: 18       Consultant. Formerly                  96               None
P.O. Box 12,              (ACM I, ACM   AWDGF: 13       President of Save Venice,
Annandale, NY              IV, V and    ACM VIII,       Inc. (preservation organi-
12504                     VII, ACMIF,   AWDGF: II: 12   zation) from 2001-2002,
2/19/42                   ANMIF and     AMA: 9          Senior Adviser from June
                            ANYMIF      ACM IV, V,      1999-June 2000 and
                             2007)      VII: 7          President of Historic Hudson
                                        ACMIF,          Valley (historic preserva-
                           Class Two    ANMIF and       tion) from December 1989 -
                          (ACM VIII,    ANYMIF: 3       May 1999.  Previously,
                            AWDGF,                      Director of the National
                           AWDGF II                     Academy of Design and
                           and AMA                      during 1988-1992, Director
                            2008##)                     and Chairman of the Audit
                                                        Committee of ACMC.

Michael J. Downey,#,      Class One     Each Fund: 3    Consultant since January              66           Asia Pacific
c/o Alliance Capital       (2007##)     months          2004.  Formerly managing                            Fund, Inc.,
  Management L.P.                                       partner of Lexington                                 and the
1345 Avenue of the                                      Capital, LLC (investment                            Merger Fund
  Americas                                              advisory firm) from 1997
New York, NY 10105                                      until December 2003.
1/26/44                                                 Prior thereto, Chairman and
                                                        CEO of Prudential Mutual
                                                        Fund Management (1987-
                                                        1993).

Dr. James M. Hester,#,    Class Two     ACM I: 18       Formerly, President of The            11               None
25 Cleveland Lane          (2008##)     ACM IV, V: 17   Harry Frank Guggenheim
Princeton, NJ 08540                     AWDGF: 13       Foundation, New York
4/19/24                                 ACM VIII,       University and the New
                                        AWDGF II: 12    York Botanical Garden,
                                        ACM VII,        Rector of the United
                                        AMA: 9          Nations University and
                                        ACMIF,          Vice Chairman of the
                                        ANMIF and       Board of the Federal
                                        ANYMIF: 3       Reserve Bank of New York.

--------------------------------------------------------------------------------
*     "Years of Service" refers to the total number of years served as a
      Director.
# Member of the Audit Committee and the Governance and Nominating Committee of each Fund.
##    If elected or re-elected, as the case may be, at the Meeting.

      It is the policy of the Boards of Directors of all registered investment companies to which the Adviser provides investment advisory services, including the Funds (collectively, the "AllianceBernstein Fund Complex"), that each Director will invest specified minimum amounts, and (in the case of most of the Directors of the Funds) an overall total of at least $150,000, in shares of investment companies in the AllianceBernstein Fund Complex.

      The dollar range of the Funds' securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex is set forth below.

                                     Dollar Range of Equity               Aggregate Dollar Range of Equity
                                       Securities in the                   Securities in the Funds in the
                                          Funds as of                   AllianceBernstein Fund Complex as of
                                        January 21, 2005                          January 21, 2005
                               -------------------------------------    ------------------------------------
Marc O. Mayer                  None                $0                               over $100,000

Ruth Block                     ACM I:              $10,001-$50,000                  over $100,000
                               ACM V:              $10,001-$50,000
                               ACM VIII:           $10,001-$50,000
                               AWDGF II:           $10,001-$50,000
                               AMA:                $10,001-$50,000

David H. Dievler               ACM I:              $10,001-$50,000                  over $100,000
                               ACM IV:             $1-$10,000
                               AWDGF II:           $10,001-$50,000

John H. Dobkin                 AWDGF II:           $1-$10,000                       over $100,000
                               AMA:                $10,001-$50,000

Michael J. Downey              ACM I               $1-$10,000                        $1-$10,000

William H. Foulk, Jr.          ACM I:              $10,001-$50,000                $50,001-$100,000
                               ACM IV:             $1-$10,000
                               ACM V:              $1-$10,000
                               ACM VII:            $1-$10,000
                               ACM VIII:           $1-$10,000
                               AWDGF:              $1-$10,000
                               AWDGF II:           $1-$10,000
                               AMA:                $10,001-$50,000

Dr. James M. Hester            ACM I:              $10,001-$50,000                  over $100,000
                               ACM IV:             $1-$10,000
                               ACM V:              $1-$10,000
                               AWDGF:              $1-$10,000
                               AWDGF II:           $50,001-$100,000
                               AMA:                $10,001-$50,000
                               ANYMIF:             Over $100,000

      As of January 21, 2005, the Directors and officers of each Fund as a group owned less than 1% of the shares of any Fund. During each Fund's most recently completed fiscal year, the Funds' Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

      During its fiscal year ended in 2004, the Board of Directors of ACM I met 13 times; of ACM IV met 11 times; of ACM V, 10 times; of ACM VII, 10 times; of ACM VIII, 9 times; of AWDGF, 10 times; of AWDGF II, 11 times; of AMA, 11 times; of ACMIF, 10 times; of ANMIF, 10 times; and of ANYMIF, 10 times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders.

      Each Fund's Board of Directors has two standing committees, an Audit Committee and a Governance and Nominating Committee. The members of the Audit and the Governance and Nominating Committees are identified above in the table listing Directors of the Funds. The Audit Committee of each Fund is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the "Exchange Act") and meets during the fiscal year for the purposes set forth in the Audit Committee Charter. The members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange. The Audit Committee of each of the Funds met 3 times during its Fund's most recently completed fiscal year. The Governance and Nominating Committee of each of the Funds met 3 times during the Fund's most recently completed fiscal year.

      Each Fund's Board of Directors has adopted a charter for its Governance and Nominating Committee, a copy of which may be found on the Adviser's website, http://www.alliancebernstein.com (click on Investment Solutions/Mutual Funds/ Closed-End). Pursuant to the charter, the Governance and Nominating Committee assists the Board of Directors in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board. It also may set standards or qualifications for Directors. The Governance and Nominating Committee may consider candidates as Directors submitted by current Directors, the Fund's investment adviser, Fund stockholders and other appropriate sources.

      The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Governance and Nominating Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Governance and Nominating Committee will not consider self-nominated candidates.

      The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director.

      Each Board of Directors has adopted a process for stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director of a Fund, a stockholder must send a written communication to that Fund's principal office at the address listed in the Notice of Joint
Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of Directors of that Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director.

      None of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. The aggregate compensation paid by the Funds to the Directors during the Funds' respective fiscal years ended in 2004, the aggregate compensation paid to the Directors during calendar year 2004 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Funds nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                        Number of              Number of
                                                                       Investment             Investment
                                                                    Companies in the     Portfolios within the
                                               Compensation         AllianceBernstein      AllianceBernstein
                                                 from the             Fund Complex,          Fund Complex,
                       Compensation from     AllianceBernstein        including the          including the
                       the Funds during        Fund Complex,       Funds, as to which     Funds, as to which
                      their Fiscal Years       including the        the Director is a      the Director is a
Name of Director         ended in 2004      Funds, during 2004     Director or Trustee    Director or Trustee
----------------      ------------------    ------------------     -------------------    --------------------
Marc O. Mayer           $0                       $0                        38                     66

Ruth Block              $4,335 ACM I             $223,200                  41                     94
                        $3,680 ACM IV
                        $3,696 ACM V
                        $3,762 ACM VII
                        $3,019 ACM VIII
                        $3,761 AWDGF
                        $4,654 AWDGF II
                        $3,019 AMA
                        $3,761 ACMIF
                        $3,761 ANMIF
                        $3,761 ANYMIF

David H. Dievler        $4,332 ACM I             $268,250                  45                     98
                        $3,665 ACM IV
                        $3,680 ACM V
                        $3,991 ACM VII
                        $2,998 ACM VIII
                        $3,740 AWDGF
                        $4,637 AWDGF II
                        $2,998 AMA
                        $3,740 ACMIF
                        $3,990 ANMIF
                        $3,740 ANYMIF

                                                                        Number of              Number of
                                                                       Investment             Investment
                                                                    Companies in the     Portfolios within the
                                               Compensation         AllianceBernstein      AllianceBernstein
                                                 from the             Fund Complex,          Fund Complex,
                       Compensation from     AllianceBernstein        including the          including the
                       the Funds during        Fund Complex,       Funds, as to which     Funds, as to which
                      their Fiscal Years       including the        the Director is a      the Director is a
Name of Director         ended in 2004      Funds, during 2004     Director or Trustee    Director or Trustee
----------------      ------------------    ------------------     -------------------    --------------------
John H. Dobkin          $4,533 ACM I             $252,900                  43                     96
                        $3,670 ACM IV
                        $3,685 ACM V
                        $3,749 ACM VII
                        $3,006 ACM VIII
                        $3,748 AWDGF
                        $4,649 AWDGF II
                        $3,006 AMA
                        $3,748 ACMIF
                        $3,748 ANMIF
                        $3,748 ANYMIF

Michael J. Downey       $0     ACM I             $0                        38                     66
                        $0     ACM IV
                        $0     ACM V
                        $0     ACM VII
                        $0     ACM VIII
                        $0     AWDGF
                        $0     AWDGF II
                        $0     AMA
                        $0     ACMIF
                        $0     ANMIF
                        $0     ANYMIF

William H. Foulk, Jr.   $6,964 ACM I             $465,250                  49                     113
                        $4,969 ACM IV
                        $4,983 ACM V
                        $5,332 ACM VII
                        $4,301 ACM VIII
                        $5,332 AWDGF
                        $4,920 AWDGF II
                        $4,301 AMA
                        $5,332 ACMIF
                        $5,332 ANMIF
                        $5,332 ANYMIF

Dr. James M. Hester     $10,209 ACM I            $112,300                  11                     11
                        $8,604 ACM IV
                        $8,650 ACM V
                        $9,105 ACM VII
                        $7,400 ACM VIII
                        $9,104 AWDGF
                        $9,667 AWDGF II
                        $7,401 AMA
                        $9,105 ACMIF
                        $9,106 ANMIF
                        $9,105 ANYMIF

      The Board of Directors of each Fund unanimously recommends that the stockholders of each Fund vote FOR the election or re-election, as the case may be, of each Fund's foregoing nominees as fully described in this Proxy Statement, to serve as a Director of the applicable Fund.

Other Information

Officers of the Funds
---------------------

      Certain information concerning the Funds' officers is set forth below. The Funds' officers are elected annually by the respective Board of Directors until his or her successor is duly elected and qualifies.

                                              Position(s) (Month and                       Principal Occupation
Name, Address and Date of Birth*                Year First Elected)                       during the past 5 years
--------------------------------        ----------------------------------------    -----------------------------------
Marc O. Mayer                           President and Chief Executive               See biography on page 5.
10/2/57                                 Officer, all Funds (11/03)

Philip L. Kirstein                      Senior Vice President and                   Senior Vice President and Independent
5/29/45                                 Independent Compliance Officer,             Compliance Officer  --  Mutual Funds of
                                        all Funds (10/04)                           ACMC** with which he has been associated
                                                                                    since October 2004. Prior thereto, he
                                                                                    was Of Counsel to Kirkpatrick &
                                                                                    Lockhart, LLP from October 2003 to
                                                                                    October 2004, and General Counsel and
                                                                                    First Vice President of Merrill Lynch
                                                                                    Investment Managers, L.P. since prior to
                                                                                    2000 until March 2003.

Robert (Guy) B. Davidson III            Senior Vice President,                      Senior Vice President of ACMC,** with
4/8/61                                  ACMIF (11/01)                               which he has been associated since prior
                                        ANMIF (11/01)                               to 2000.
                                        ANYMIF (11/01)
                                        ACM VII (4/02)

Andrew M. Aran                          Vice President,                             Senior Vice President of ACMC,** with
4/27/57                                 ACMI (8/02)                                 which he has been associated since prior
                                                                                    to 2000.

Thomas J. Bardong                       Vice President,                             Senior Vice President of ACMC,** with
4/28/45                                 AMA (4/95)                                  which he has been associated since prior
                                                                                    to 2000.

Matthew D. W. Bloom                     Vice President,                             Senior Vice President of ACMC,** with
7/15/56                                 ACM V (4/01)                                which he has been associated since prior
                                                                                    to 2000.

Paul J. DeNoon                          Vice President,                             Senior Vice President of ACMC,** with
4/18/62                                 ACM I (3/93)                                which he has been associated since prior
                                        ACM IV (9/94)                               to 2000.
                                        ACM V (10/00)
                                        ACM VIII (10/00)
                                        AWDGF (12/92)
                                        AWDGF II (4/94)

David M. Dowden                         Vice President,                             Senior Vice President of ACMC,** with
11/21/65                                ACM VII (4/95)                              which he has been associated since 2000.
                                        ACMIF (12/01)
                                        ANMIF (12/01)
                                        ANYMIF (12/01)

Terrance T. Hults                       Vice President,                             Senior Vice President of ACMC,** with
5/17/66                                 ACM VII (12/95)                             which he has been associated since prior
                                        ACMIF (12/01)                               to 2000.
                                        ANMIF (12/01)
                                        ANYMIF (12/01)

                                              Position(s) (Month and                       Principal Occupation
Name, Address and Date of Birth*                Year First Elected)                       during the past 5 years
--------------------------------        ----------------------------------------    -----------------------------------
Thomas Kamp                             Vice President,                             Senior Vice President of ACMC,** with
8/11/61                                 AMA (4/03)                                  which he has been associated since prior
                                                                                    to 2000.

James E. Kennedy, Jr.                   Vice President,                             Senior Vice President of ACMC,** with
5/24/60                                 ACM V (10/03)                               which he has been associated since prior
                                        ACM VIII (11/03)                            to 2000.

John A. Koltes                          Vice President,                             Senior Vice President of ACMC,** with
6/16/42                                 AMA (9/94)                                  which he has been associated since prior
                                                                                    to 2000.

Michael L. Mon                          Vice President,                             Vice President of ACMC,** with which he
3/2/69                                  ACM I (4/00)                                has been associated since prior to 2000.
                                        ACM IV (7/99)

Daniel Nordby                           Vice President,                             Senior Vice President of ACMC,** with
4/27/44                                 AMA (4/99)                                  which he has been associated since prior
                                                                                    to 2000.

William E. Oliver                       Vice President,                             Senior Vice President of ACMC,** with
9/21/49                                 ACM VII (6/93)                              which he has been associated since prior
                                                                                    to 2000.

Douglas J. Peebles                      Vice President,                             Executive Vice President of ACMC,**
8/10/65                                 ACM I (8/02)                                with which he has been associated since
                                        ACM IV (8/02)                               prior to 2000.

Michael J. Reilly                       Vice President,                             Senior Vice President of ACMC,** with
6/3/64                                  AMA (9/94)                                  which he has been associated since prior
                                                                                    to 2000.

Michael A. Snyder                       Vice President,                             Senior Vice President of ACMC** since
4/18/62                                 ACM I (8/02)                                May 2001. Previously, he was a Managing
                                                                                    Director in the high yield asset group of
                                                                                    Donaldson, Lufkin & Jenrette Corporation
                                                                                    since prior to 2000.

Kewjin Yuoh                             Vice President,                             Vice President of ACMC** since March
3/11/71                                 ACM I (11/03)                               2003.  Previously, he was a Vice President
                                                                                    of Credit Suisse Asset Management from 2000
                                                                                    to 2002 and Brundage, Story & Rose since prior
                                                                                    to 2000.

Mark D. Gersten                         Treasurer and                               Senior Vice President of Alliance Global
10/4/50                                 Chief Financial Officer,                    Investor Services, Inc. ("AGIS"),** and a
                                        ACM I (2/94)                                Vice President of AllianceBernstein
                                        ACM IV (6/88)                               Investment Research and Management, Inc.,
                                        ACM V (7/88)                                with which he has been associated since prior
                                        ACM VII (2/93)                              to 2000.
                                        ACM VIII (9/93)
                                        AWDGF (3/93)
                                        AWDGF II (4/94)
                                        AMA (9/94)
                                        ACMIF (12/01)
                                        ANMIF (12/01)
                                        ANYMIF (12/01)

Vincent S. Noto                         Controller,                                 Vice President of AGIS,** with which he
12/14/64                                ACM I (4/01)                                has been associated since prior to 2000.
                                        ACM IV (4/96)
                                        ACM V (4/96)
                                        ACM VIII (4/96)
                                        AWDGF (4/96)
                                        AWDGF II (4/96)
                                        AMA (4/96)

                                              Position(s) (Month and                       Principal Occupation
Name, Address and Date of Birth*                Year First Elected)                       during the past 5 years
--------------------------------        ----------------------------------------    -----------------------------------
Thomas R. Manley                        Controller,                                 Vice President of ACMC,** with which he
8/3/51                                  ACM VII (4/99)                              has been associated since prior to 2000.
                                        ACMIF (12/01)
                                        ANMIF (12/01)
                                        ANYMIF (12/01)

Mark R. Manley                          Secretary,                                  Senior Vice President, Deputy General
10/23/62                                all Funds (11/03)                           Counsel and Chief Compliance Officer of
                                                                                    ACMC,** with which he has been associated
                                                                                    since prior to 2000.

--------------------------------------------------------------------------------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
**    An affiliate of each of the Funds.

Audit Committee Report
----------------------

      The following Audit Committee Report was adopted by the Audit Committee of each of the Funds.

      The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser's website, http//www.alliancebernstein.com (click on Investment Solutions/Mutual Funds/Closed-End). The purposes of the Audit Committee are to (1) assist the Board of Directors in its oversight of (i) the integrity of the Funds' financial statements and the independent audit thereof; (ii) the Funds' compliance with legal and regulatory requirements;
(iii) the independent registered public accounting firm's ("Accounting Firm") independence, qualifications and performance; and (iv) the Funds' compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Funds or by someone owing a fiduciary or other duty to the Funds; and (2) to prepare this report. As set forth in the Audit Committee Charter, management of each of the Funds is responsible for the preparation, presentation and integrity of the Funds' financial statements, the Funds' accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent Accounting Firm of each of the Funds is responsible for auditing the Funds' financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

      In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent Accounting Firm of each of the Funds. The Audit Committee has also discussed with the independent Accounting Firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds' independent Accounting Firm to the Adviser and to any entity controlling, controlled by or under common control with the

Adviser that provides ongoing services to the Funds is compatible with maintaining the auditors' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent Accounting Firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence.

      The members of the Funds' Audit Committee are not full-time employees of the Funds and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Funds' financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with auditing standards of the Public Company Accounting Oversight Board (U.S.) or that the Funds' auditors are in fact "independent".

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors of each of the Funds that the audited financial statements of the Funds be included in the Funds' annual report to stockholders for the most recent fiscal period.

      Submitted by the Audit Committee of the Funds' Board of Directors

Ruth Block                                          William H. Foulk, Jr.
David H. Dievler                                    Dr. James M. Hester
John H. Dobkin
Michael J. Downey


Independent Accounting Firms'
-----------------------------

      The Boards of Directors of each of the Funds at meetings held on December 14-16, 2004 (ACM I), June 15-17, 2004 (ACM IV, ACM V and ACM VIII), September 28-30, 2004 (ACM VII and AWDGF), March 16-18, 2004 (AWDGF II) and September 28-30, 2004 (ACMIF, ANMIF and ANYMIF), respectively, approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, Ernst & Young LLP, independent Accounting Firm to audit the accounts of AWDGF II (for the fiscal year ending March 31, 2005), ACM IV (July 31, 2005), ACM V (August 31, 2005), ACM VIII (September 30, 2005), ACM VII (October 31, 2005), AWDGF (October 31,
2005), ACMIF (October 31, 2005), ANMIF (October 31, 2005), ANYMIF (October 31,
2005) and ACM I (December 31, 2005). The Board of Directors of AMA at a meeting held on September 28-30, 2004 similarly approved by vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund, PricewaterhouseCoopers LLP, independent Accounting Firm, to audit the accounts of AMA for its fiscal year ending September 30, 2005. In reliance on Rule 32a-4 under the Act, the Funds are not seeking stockholder ratification of the selection of their independent auditors.

      Ernst & Young LLP has audited the accounts of ACM I, ACM IV, ACM VII, ACM VIII, AWDGF, AWDGF II, ACMIF, ANMIF and ANYMIF since the respective dates of their commencements of each of the Fund's operations, and of ACM V since its fiscal year ended August 31, 1990, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds. PricewaterhouseCoopers LLP has audited the accounts of AMA since the Fund's commencement of operations and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. Representatives of Ernst & Young LLP and PricewaterhouseCoopers LLP are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.

Independent Accounting Firms' Fees
----------------------------------

      The following table sets forth the aggregate fees billed by the independent Accounting Firm for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual reports to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release reviews and preferred stock maintenance testing (for those Funds that issue preferred stock); (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to any Fund during this period.

                                                                                                All Fees for
                                                                                                  Non-Audit
                                                                                                  Services
                                                                                  All Other       Provided
                                                                                   Fees for     to the Fund,
                                                        Audit                      Services      the Advisor
                                                       Related                    Provided to    and Service
                                       Audit Fees       Fees        Tax Fees         Fund        Affiliates*
                                       ----------      -------      ---------     -----------   ------------
ACM Income Fund,               2003     $55,000        $12,500       $18,000          $0         $  929,765
   Inc.                        2004     $58,000        $10,030       $17,880          $0         $  985,628

ACM Government Opportunity     2003     $44,000        $11,360       $17,500          $0         $  719,375
   Fund, Inc.                  2004     $47,000        $ 9,544       $17,038          $0         $  867,438

ACM Managed Income             2003     $49,000        $26,371       $17,521          $0         $  882,657
   Fund, Inc.                  2004     $51,000        $22,535       $28,743          $0         $1,103,010

ACM Municipal Securities       2003     $44,000        $23,144       $13,100          $0         $  728,443
   Income Fund, Inc            2004     $47,000        $13,145       $21,213          $0         $1,136,090

ACM Managed Dollar Income      2003     $49,000        $ 9,750       $15,000          $0         $  837,015
   Fund, Inc.                  2004     $51,000        $ 9,785       $24,804          $0         $1,236,321

Alliance World Dollar          2003     $51,000        $12,000       $15,500          $0         $  939,765
   Government Fund, Inc.       2004     $54,000        $11,890       $24,003          $0         $1,137,625

Alliance World Dollar          2003     $51,000        $ 8,500       $11,600          $0         $  700,012
   Government Fund II, Inc.    2004     $51,000        $13,125       $18,900          $0         $  935,707

Alliance All-Market            2003     $41,000        $ 4,099       $24,610          $0         $  778,268
   Advantage Fund, Inc.        2004     $45,000        $ 2,514       $35,400          $0         $  767,982

Alliance California Municipal  2003     $44,000        $23,144       $13,446          $0         $  731,855
   Income Fund, Inc.           2004     $47,000        $13,145       $19,020          $0         $1,133,897

Alliance National Municipal    2003     $44,000        $23,144       $13,446          $0         $  731,855
   Income Fund, Inc.           2004     $47,000        $13,145       $19,020          $0         $1,133,897

Alliance New York Municipal    2003     $44,000        $23,144       $13,446          $0         $  731,855
   Income Fund, Inc.           2004     $47,000        $13,145       $19,020          $0         $1,133,897

--------------------------------------------------------------------------------
* The fees vary because they are presented based on each Fund's last two fiscal years and reflect fees for non-audit services for different periods.

      Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Funds' Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Funds' independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2004 are for services pre-approved by each Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for each Fund that were subject to pre-approval by the Audit Committee for 2004 were ACM I, $102,910 (comprising $85,030 of audit related fees and $17,880 of tax fees); ACM IV, $276,582 (comprising $259,544 of audit related fees and $17,038 of tax fees); ACM V, $301,278 (comprising $272,535 of audit related fees and $28,743 of tax fees); ACM VII, $184,358 (comprising $163,145 of audit related fees and $21,213 of tax fees); ACM VIII, $284,589 (comprising $259,785 of audit related fees and $24,804 of tax fees); AWDGF, $185,893 (comprising $161,890 of audit related fees and $24,003 of tax fees); AWDGF II, $394,025 (comprising $375,125 of audit related fees and $18,900 of tax fees); AMA, $37,914 (comprising $2,514 of audit related fees and $35,400 of tax fees); ACMIF, $182,165 (comprising $163,145 of audit related fees and $19,020 of tax fees); ANMIF, $182,165 (comprising $163,145 of audit related fees and $19,020 of tax fees); and ANYMIF, $182,165 (comprising $163,145 of audit related fees and $19,020 of tax fees). The Audit Committee of the Funds has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds' independent Accounting Firm to the Adviser and Service Affiliates is compatible with maintaining the auditors' independence.

                    INFORMATION AS TO THE INVESTMENT ADVISER
                       AND THE ADMINISTRATORS OF THE FUNDS

      Each Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The administrator for ACM IV, ACM VII, AWDGF, AWDGF II, AMA, ACMIF, ANMIF and ANYMIF is the Adviser. Prudential Investments Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102, serves as sub-administrator for ACM VII. The administrator for ACM I, ACM V and ACM VIII is Princeton Administrators, L.P., 500 College Road East, Princeton, New Jersey 08540.

                                  OTHER MATTERS

      Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

      As of February 3, 2005, Aon Corporation and Combined Insurance Company of America, each with an address of 200 East Randolph Street, Chicago, Illinois 60601, were believed by management of ACM IV to beneficially own an aggregate of 3,627,236 shares, or approximately 28.14%, of the outstanding common stock of ACM IV.

                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

      Proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by October 25, 2005 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. In addition, stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with each Fund's Bylaws. In case of ACMIF, ANMIF and ANYMIF, to be presented at the 2006 Annual Meeting of Stockholders, a stockholder proposal that is not otherwise includable in the Proxy Statement for the 2006 Annual Meeting must be delivered by a stockholder of record to the Fund no sooner than October 25, 2005 and no later than November 24, 2005.

      The persons named as proxies for the 2006 Annual Meeting of Stockholders will, with respect to the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund, except ACMIF, ANMIF or ANYMIF, receives notice of the matter by January 8, 2005 (or such earlier date as may be specified by an advance notice provision, if any, in the Fund's Bylaws), and in the case of ACMIF, ANMIF and ANYMIF, receives notice of the matter no sooner than October 25, 2005 and no later than November 24, 2005. If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                             REPORTS TO STOCKHOLDERS

      Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investment Research and Management at (800) 227-4618 or contact Dennis Bowden at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                        By Order of the Boards of Directors,


                                        Mark R. Manley

                                        Secretary

New York, New York
February 22, 2005

TABLE OF CONTENTS                                                           Page

Introduction .............................................................    1
Proposal One: Election of Directors ......................................    3
Information as to the Investment
    Adviser and the Administrators
    of the Funds .........................................................   18
Other Matters ............................................................   18
Submission of Proposals for the
    Next Annual Meeting
    of Stockholders ......................................................   19
Reports to Stockholders ..................................................   20


                                                           ACM Income Fund, Inc.
                                           ACM Government Opportunity Fund, Inc.
                                                   ACM Managed Income Fund, Inc.
                                      ACM Municipal Securities Income Fund, Inc.
                                            ACM Managed Dollar Income Fund, Inc.
                                     Alliance World Dollar Government Fund, Inc.
                                  Alliance World Dollar Government Fund II, Inc.
                                        ALliance All-Market Advantage Fund, Inc.
                                 Alliance California Municipal Income Fund, Inc.
                                   Alliance National Municipal Income Fund, Inc. Alliance New York Municipal Income Fund, Inc.

================================================================================


[LOGO]
AllianceBernstein(SM)
Investment Research and Management


================================================================================

NOTICE OF
JOINT ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT

March 24, 2005


                                                              00250.0029 #541143

COMMON STOCK PROXY                                          COMMON STOCK PROXY

                  ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON MARCH 24, 2005

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                         OF DIRECTORS OF THE CORPORATION

          The undersigned stockholder of Alliance New York Municipal Income Fund, Inc. a Maryland corporation (the "Corporation"), hereby appoints Carol H. Rappa and Christina A. Morse, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 11:00 a.m., Eastern Time, on March 24, 2005 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

          The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

          IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IAS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                     Please refer to the Proxy Statement for
                          a discussion of the Proposal.

            PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                             DO YOU HAVE ANY COMMENTS?

-------------------------                             -------------------------

-------------------------                             -------------------------

-------------------------                             -------------------------

                  ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.


Your Board of Directors
urges you to vote "FOR" the
election of all Nominees.

                                                         Please mark votes as in
                                                         this example: /X/

1.  Election of Directors                                WITHHOLD   FOR ALL
                                              FOR ALL    FROM ALL   EXCEPT AS
                                              NOMINEES   NOMINEES   NOTED BELOW
                                              /  /        /  /       / /
    Class One Nominee
    (term expires 2007):

    Michael J. Downey                                                / /

    Class Two Nominees
    (terms expire 2008):

    David H. Dievler                                                 / /
    William H. Foulk, Jr.                                            / /

2.  To vote and otherwise represent the
    undersigned on any other matters
    that may properly come before the
    Annual Meeting or any postponement or
    adjournment thereof, in the discretion
    of the proxy holder(s).


                             Mark here for address change and note at left  / /

                             Please be sure to sign, date and return this Proxy promptly. You may use the enclosed envelope.


                             -------------------------------------------
                             (Signature of Stockholder)


                             -------------------------------------------
                                (Signature of joint owner, if any)

                                      Date __________, 2005

PREFERRED STOCK PROXY                                      PREFERRED STOCK PROXY

                  ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON MARCH 24, 2005

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                         OF DIRECTORS OF THE CORPORATION

          The undersigned stockholder of Alliance New York Municipal Income Fund, Inc. a Maryland corporation (the "Corporation"), hereby appoints Carol H. Rappa and Christina A. Morse, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 11:00 a.m., Eastern Time, on March 24, 2005 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

          The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

          IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IAS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                     Please refer to the Proxy Statement for
                          a discussion of the Proposal.

            PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                             DO YOU HAVE ANY COMMENTS?

-------------------------                             -------------------------

-------------------------                             -------------------------

-------------------------                             -------------------------

                  ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.


Your Board of Directors
urges you to vote "FOR" the
election of all Nominees.

                                                         Please mark votes as in
                                                         this example: /X/

1.  Election of Directors                                WITHHOLD   FOR ALL
                                              FOR ALL    FROM ALL   EXCEPT AS
                                              NOMINEES   NOMINEES   NOTED BELOW
                                              /  /        /  /       / /
    Class One Nominee
    (term expires 2007):

    Michael J. Downey                                                / /

    Class Two Nominees
    (terms expire 2008):

    David H. Dievler                                                 / /
    William H. Foulk, Jr.                                            / /
    James M. Hester                                                  / /

2.  To vote and otherwise represent the
    undersigned on any other matters
    that may properly come before the
    Annual Meeting or any postponement or
    adjournment thereof, in the discretion
    of the proxy holder(s).


                             Mark here for address change and note at left  / /

                             Please be sure to sign, date and return this Proxy promptly. You may use the enclosed envelope.


                             -------------------------------------------
                             (Signature of Stockholder)


                             -------------------------------------------
                                (Signature of joint owner, if any)

                                      Date __________, 2005


00250.0209 #549566